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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 5, 1997
               Date of earliest event reported: February 4, 1997

                               ATLAS CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                   1-2714                       13-5503312
     (State of                  (Commission                  (IRS Employer
     Incorporation)             File Number)                 Identification No.)


                       370 SEVENTEENTH STREET, SUITE 3050
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)


                                 (303) 629-2440
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     The news release dated February 4, 1997 a copy of which is attached as
Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLAS CORPORATION

Date: February 5, 1997                  By:  /s/ James R. Jensen
                                             ----------------------
                                             James R. Jensen
                                             Treasurer and Controller




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                                 EXHIBIT INDEX


Exhibit No.                 Description                         Page No.
-----------                 -----------                         --------

   1.             News Release dated February 4, 1997               5



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